                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 5, 2003
                               -------------------

                             STUDENT ADVANTAGE, INC.
                    -----------------------------------------
             (Exact name of Registrant as specified in its charter)

  Delaware                                0-26074                 04-3263743
--------------------------------------------------------------------------------
      (State or Other             (Commission File Number)      (IRS Employer
Jurisdiction of Incorporation)                               Identification No.)

                      280 Summer Street, Boston, MA         02210
           -----------------------------------------------------------
              (Address of principal executive offices)    (Zip Code)

               Registrant's telephone number, including area code

                                 (617) 912-2000
                          -----------------------------

          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

              On May 5, 2003, OCM Direct, Inc ("OCM"), a wholly owned subsidiary of Student Advantage, Inc. (the "Company"), and OCM's subsidiaries, Collegiate Carpets, Inc. and CarePackages, Inc. (which subsidiaries are together referred to as the "OCM Subsidiaries"), sold substantially all of their assets to Alloy Acquisition Subsidiary, LLC, a subsidiary of Alloy, Inc., pursuant to an Asset Purchase Agreement (the "Agreement"), dated as of May 2, 2003, by and among Alloy, Inc. and Alloy Acquisition Subsidiary, LLC (together, "Alloy"), the Company, OCM and the OCM Subsidiaries.

              The aggregate proceeds paid by Alloy for the acquired assets was $17.4 million in cash, including settlement of certain intercompany obligations between OCM Direct and the Company, less estimated deal costs of approximately $0.7 million. In addition, Alloy assumed substantially all of the liabilities of OCM and the OCM Subsidiaries, including the obligations under OCM's revolving loan agreement with Bank of America; provided, however, that OCM and the OCM Subsidiaries will remain subject to certain terms of the loan agreement through May 31, 2003 or such earlier date selected by Bank of America. If an event of default occurs under the loan agreement during this period and Bank of America is unable to obtain full payment of the outstanding balance from Alloy, Bank of America may seek payment from OCM and the OCM Subsidiaries of the remaining amount outstanding. The Company's guarantee of the loan was terminated as of May 1, 2003 and Alloy has secured the loan with a $2.5 million letter of credit.

              The assets sold related to OCM's and the OCM Subsidiaries' direct marketing business, including the business of selling care packages, diploma frames, carpets, residence hall linens and related dorm accessories, and included customer and vendor contracts, fixed assets, working capital, intellectual property and goodwill of OCM and the OCM Subsidiaries. Certain proceeds from the sale were used to repay $7.8 million of the Company's indebtedness to Reservoir Capital Associates, L.P. and its affiliates and $1.2 million of the Company's indebtedness to Scholer, Inc. The remaining proceeds will be used to fund the working capital needs of the Company.

              The terms of the Agreement were determined on the basis of arms-length negotiations. Prior to the execution of the Agreement, neither the Company, OCM or the OCM Subsidiaries, nor any director or officer thereof, nor any associate of any director or officer thereof, had any material relationship with Alloy, except that (i) the Company and Alloy are parties to a marketing services agreement entered into in May 2002 in connection with the purchase by a subsidiary of Alloy of certain of the Company's assets relating to its SA Marketing Group brand and (ii) the Company and Alloy are parties to a non-competition and confidentiality agreement entered into in November 2001 in connection with the sale of the capital stock of the Company's wholly-owned subsidiary, eStudentLoan, Inc. to Alloy under which the Company agreed not to compete with Alloy in certain businesses related to student loans, financial aid or scholarship databases.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)           Financial Statement of the Business Acquired.

              Not applicable.

(b)           Pro Forma Financial Information

              Introduction

              Unaudited Condensed Balance Sheet as of March 31, 2003

              Unaudited Condensed Pro Forma Statement of Operations for Year ended December 31, 2002 and for the Three Months Ended March 31, 2003.

              Notes to Unaudited Financial Statements

c)            Exhibits

              See the Exhibit Index attached hereto.

                             STUDENT ADVANTAGE, INC.
                         PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)

The accompanying unaudited condensed pro forma financial statements as of the three months ended March 31, 2003 and the year ended December 31, 2002 have been prepared to effect for the sale of OCM Direct. The condensed pro forma statements reflect the disposition as of December 31, 2002 for balance sheet purposes and as if the disposition had occurred on January 1, 2002 for income statement purposes.

The pro forma financial statements have been prepared by Management and are based upon the historical financial statements of the Company. Pro forma adjustments are described in the accompanying notes. The pro forma statements of operations may not be indicative of the results of operations that actually would have occurred if the transaction had been in effect as of the beginning of the respective periods nor do they purport to indicate the results of future operations of the Company. The financial statement effects of the transaction will be reflected in the historical financial statements of the Company as a discontinued operation in accordance with SFAS 144.

The pro-forma financial statements should be read in conjunction with the audited consolidated financial statement of Student Advantage, Inc. included with its Annual Report on Form 10-K/A for the year ended December 31, 2002, filed with the SEC on April 30, 2003 and its Quarterly Report on Form 10-Q for the three months ended March 31, 2003 filed with the SEC on May 15, 2003.

                             STUDENT ADVANTAGE, INC.
          PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS - (UNAUDITED)
                                 MARCH 31, 2003

                                                                              AS REPORTED
                                                                                MARCH 31,        PRO FORMA         PRO FORMA
                                                                                 2003           ADJUSTMENTS        COMBINED
                                                                              -----------       -----------        ---------
                                   ASSETS
Current assets
     Cash .............................................................        $   2,248         $   6,270  a      $   8,518
     Accounts receivable ..............................................            2,297              (216) a          2,081
     Inventory (finished goods) .......................................            2,472            (2,472) a              -
     Prepaid expenses and other current assets ........................            2,042              (473) a          1,569
                                                                               ---------         ---------         ---------
        Total current assets ..........................................            9,059             3,109            12,168
     Notes receivable .................................................            4,128                 -             4,128
     Property and equipment, net ......................................            4,063              (900) a          3,163
     Goodwill .........................................................           16,843           (16,843) a              -
     Intangible and other assets, net .................................            1,218            (1,033) a            185
                                                                               ---------         ---------         ---------
        Total assets ..................................................        $  35,311         $ (15,667)        $  19,644
                                                                               =========         =========         =========

                   LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
     Notes payable ....................................................        $  13,000         $  (7,750) a      $   5,250
     Related party note payable .......................................            3,500            (1,250) a          2,250
     Borrowings under revolving line of credit ........................            3,640            (3,640) a              -
     Accounts payable .................................................            3,207              (280) a          2,927
     Accrued expenses .................................................            7,241            (2,494) a          4,747
     Deferred revenue and other advances ..............................            6,650                 -             6,650
     Current obligation under capital lease ...........................               80               (74) a              6
                                                                               ---------         ---------         ---------
        Total current liabilities .....................................           37,318           (15,488)           21,830
                                                                               ---------         ---------         ---------

     Deferred gain ....................................................              534                 -               534
     Other long-term accrued expenses .................................              136                 -               136
     Long-term obligation under capital lease .........................               97               (97) a              -
                                                                               ---------         ---------         ---------
        Total long-term obligations ...................................              767               (97)              670
                                                                               ---------         ---------         ---------
        Total liabilities .............................................           38,085           (15,585)           22,500
                                                                               ---------         ---------         ---------

Stockholders' deficit
     Preferred stock($0.01 par value, 5,000,000 shares authorized, no shares issued and outstanding),
     Common stock($0.01 par value; authorized: 150,000,000 shares;
        5,362,607 issued and outstanding),                                                                                 -
     additional paid in capital and note receivable from stockholder             123,963                 -           123,963
     Accumulated deficit ..............................................         (126,737)              (82) a       (126,819)
                                                                               ---------         ---------         ---------
        Total stockholders' deficit ...................................           (2,774)              (82)           (2,856)
                                                                               ---------         ---------         ---------
        Total liabilities and stockholders' deficit ...................        $  35,311         $ (15,667)        $  19,644
                                                                               =========         =========         =========

The following table sets forth selected historical financial information for Student Advantage as previously reported and pro forma excluding the results of operations of OCM Direct for the three months ended March 31, 2003.

                             STUDENT ADVANTAGE, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                   QUARTER ENDED MARCH 31, 2003 - (UNAUDITED)

                                             AS REPORTED
                                               MARCH 31,         PRO FORMA        PRO FORMA
                                                 2003           ADJUSTMENTS        COMBINED
                                             -----------        -----------       ---------
Revenues ..............................        $  5,796         $    (1,166) b        4,630

Costs and expenses
    Cost of revenues ..................           2,145                (612) b        1,533
    Product development ...............           1,703                (111) b        1,592
    Sales and marketing ...............           4,092              (2,490) b        1,602
    General and administrative ........           2,079                (878) b        1,201
    Depreciation and amortization .....           2,027                (307) c        1,720
    Interest and other (income) expense              11                 (25) d          (14)
                                               --------         -----------        --------
          Total costs and expenses ....          12,057              (4,423)          7,684
                                               --------         -----------        --------

Operating loss ........................          (6,261)              3,257          (3,004)

Non-operating income
Realized gain on sale of assets .......           4,338                   -           4,338
                                               --------         -----------        --------

Net Income (Loss) .....................        $ (1,923)        $     3,257        $  1,334
                                               ========         ===========        ========
Basic and diluted net income (loss)
 per share ............................          $(0.36) e                            $0.25 e
                                                 ======                               =====
Shares used in computing basic and
 diluted net income (loss) per share ..           5,363  e                            5,363 e
                                                  =====                               =====

The following table sets forth selected historical financial information for Student Advantage as previously reported and pro forma excluding the results of operations of OCM Direct for the year ended December 31, 2002.

                             STUDENT ADVANTAGE, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                   YEAR ENDED DECEMBER 31, 2002 - (UNAUDITED)

                                                          AS REPORTED
                                                          DECEMBER 31,       PRO FORMA          PRO FORMA
                                                              2002          ADJUSTMENTS          COMBINED
                                                          ------------      ------------       ------------

Revenues ...............................................    $  57,278        $ (28,483) b      $     28,795

Costs and expenses
    Cost of revenues ...................................       22,972          (11,250) b            11,722
    Product development ................................        7,746             (331) b             7,415
    Sales and marketing ................................       27,158          (11,576) b            15,582
    General and administrative .........................       11,826           (3,524) b             8,302
    Depreciation and amortization ......................        9,005           (1,238) c             7,767
    Interest and other (income) expense ................        3,940              (53) d             3,887
    Impairment of long-lived assets ....................          242                -                  242
                                                          -----------        ---------         ------------

          Total costs and expenses .....................       82,889          (27,972)              54,917
                                                          -----------        ---------         ------------

Operating loss. ........................................      (25,611)            (511)             (26,122)
Non-operating income
Realized gain on restructured debt .....................        2,937                -                2,937
Realized gain on sale of assets ........................        6,805                -                6,805
                                                          -----------        ---------         ------------
Loss before income taxes ...............................      (15,869)            (511)             (16,380)
    Provision for income tax ...........................          (61)               0                  (61)
                                                          -----------        ---------         ------------

Net Loss ...............................................    $ (15,930)       $    (511)        $    (16,441)
                                                          ===========        =========         ============
Basic and diluted net loss per share ...................       $(3.10)                               $(3.20)
                                                               ======                                ======
Shares used in computing basic and diluted net loss
 per share .............................................        5,145                                 5,145
                                                                =====                                 =====

                             STUDENT ADVANTAGE, INC.
                NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                   (UNAUDITED)

1. The pro forma financial statements show the adjustment for the sale of OCM Direct as if such disposition had occurred on December 31, 2002 for balance sheet purposes and January 1, 2002 for income statement purposes.

         (a) To reflect the sale of the OCM Direct assets and the reduction of the Company's secured debt by the proceeds received at closing from the transaction.

         (b) To eliminate revenues and operating expenses for OCM Direct.

         (c) To eliminate depreciation and amortization for OCM Direct.

         (d) To eliminate interest expense for the reduction of indebtedness due to the sale of OCM Direct.

         (e) Diluted net income (loss) per share does not differ from basic net income (loss) per share since potential common shares from exercise of stock options and warrants are anti-dilutive.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           STUDENT ADVANTAGE, INC.
                                           (Registrant)

Date: May 20, 2003                         By: /s/ Raymond V. Sozzi
                                           -------------------------------------
                                           Raymond V. Sozzi, Jr.,
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

2.1 Asset Purchase Agreement by and among Alloy, Inc., Alloy Acquisition Subsidiary, LLC, OCM Direct, Inc., Collegiate Carpets, Inc., CarePackages, Inc. and Student Advantage, Inc. dated as of May 2, 2003.

10.1 Third Amendment to Revolving Line of Credit Loan Agreement and Security Agreement effective as of May 1, 2003 by and among OCM Direct, Inc., Care Packages, Inc., Collegiate Carpets, Inc., Alloy, Inc., Alloy Acquisition Subsidiary, LLC and Bank of America, N.A. (incorporated herein by reference to the Company's Quarterly Report on Form 10-Q for the period ending March 31, 2003).